Exhibit 99.4

September 22, 2014

Subject: TTM and Viasystems Agree to Merge

Colleagues,

I have some recently released news to share and wanted you to be among the first to know – moments ago, we announced a definitive agreement to merge with TTM Technologies, a publicly traded (NASDAQ: TTMI) leading worldwide provider of printed circuit boards, focusing on quick-turn and technologically advanced PCBs and the backplane and sub-system assembly business.

Big news always creates a little apprehension – and I want to ease some of those feelings by sharing some initial information with you.

We are entering into this merger because we believe that TTM and Viasystems are complementary companies – and together we will create a world-class company.

We have come a long way in ensuring Viasystems’ place as a market leader. Our success along the way has been shared with all of you each fiscal quarter as we examine our performance and report to our shareholders. We should all be very proud of the tremendous success here at Viasystems.

However, we know that the printed circuit board market is a highly fragmented market with global customers and global competitors. It has always been my belief that the PCB industry needs consolidation. This merger positions our capabilities and our people for long term success in the global industry.

Based on the results for the twelve months ended December 31, 2013 for TTM and Viasystems, on a pro forma basis, the combined operation will have approximately $2.5 billion of revenue and result in the second largest PCB manufacturer in the world by revenue – with approximately 30,000 employees.

Both TTM and Viasystems have well defined, yet complementary, core competencies that will enable the combined organization to provide customers with a unique and complete spectrum of services and technology for quick turn, prototyping, and volume PCB manufacturing in North America and Asia.

There are a number of reasons why we are confident this merger will be good for our business. For example:

•	Viasystems provides the combined company’s customers with an expanded scale of Asian-based high-volume offerings.

•	Viasystems’ global footprint and capabilities will enhance the combined company’s offerings to its customers.

•	Viasystems’ end markets, particularly automotive, adds to TTM’s end market diversity.

•	The combination will benefit from complementary technologies, a strong combined management team and a shared focus on reliability and quality, resulting in a stronger company that is more competitive in the marketplace.

In short — this merger creates a leading world-class company with an unparalleled global footprint and capability offering that positions us for growth.

This is an exciting time and I know many of you are wondering what is next. From a merger process standpoint, the transaction needs to be approved by our shareholders and is subject to regulatory approvals. We anticipate it will be completed in the first half of 2015.

Right now, I can’t stress enough how important it is to maintain our focus and keep our customers as our top priority. Continue serving them in the exceptional way you always have. Please don’t find yourself distracted by this announcement – and if you have questions or concerns, voice them instead of stewing over it or making assumptions. Please talk to management if you have any questions or concerns.

We invite you to participate in a webcast to learn more about the transaction. The webcast will take place on Monday, September 22, 2014 at 8:30 AM CDT. The link to the webcast is as follows: http://www.media-server.com/m/p/9vixnfhv.

On behalf of the entire Viasystems’ management team, thank you for all that you do for Viasystems.

Very truly yours,

David M. Sindelar

Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the operations of the businesses of TTM and Viasystems separately and as a combined entity; the timing and consummation of the Merger; the expected benefits of the integration of the two companies; the combined company’s plans, objectives, expectations and intentions; and other statements that are not historical fact. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of TTM and Viasystems regarding future events and are subject to significant risks and uncertainty. Statements regarding our expected performance in the future are forward-looking statements.

It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined company or the price of Viasystems’ or TTM’s common stock. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the ability of the parties to consummate the Merger and the satisfaction of the conditions precedent to consummation of the Merger, including the ability to secure regulatory approvals in a timely manner or at all; the adoption of the Merger Agreement by Viasystems’ stockholders; the possibility of legal or regulatory proceedings (including related to the transaction itself); the ability of TTM to successfully integrate Viasystems’ operations, product lines, technology and employees and realize synergies and additional opportunities for growth from the Merger in a timely manner or at all; unknown, underestimated or undisclosed commitments or liabilities; the potential impact of the announcement or consummation of the proposed transactions on the parties’ relationships with third parties, which may make it more difficult to maintain business and operational relationships; the level of demand for the combined company’s products, which is subject to many factors, including uncertain global economic and industry conditions, demand for electronic products and printed circuit boards, and customers’ new technology and capacity requirements; TTM’s and Viasystems’ ability to (i) develop, deliver and support a broad range of products, expand their markets and develop new markets, (ii) timely align their cost structures with business conditions, and (iii) attract, motivate and retain key employees; and developments beyond Viasystems’ or TTM’s control, including but not limited to, changes in domestic or global economic conditions, competitive conditions and consumer preferences, adverse weather conditions or natural disasters, health concerns, international, political or military developments, and technological developments. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Annual Report on Form 10-K of TTM Technologies, Inc. for the year ended December 30, 2013, which was filed with the SEC on February 21, 2014, under the heading “Item 1A. Risk Factors” and in the Annual Report on Form 10-K of Viasystems for the year ended December 31, 2013, which was filed with the SEC on February 14, 2014, under the heading “Item 1A. Risk Factors,” and in each company’s other filings made with the SEC available at the SEC’s website at www.sec.gov.

Neither Viasystems nor TTM undertakes any obligation to update any such forward-looking statements to reflect any new information, subsequent events or circumstances, or otherwise, except as may be required by law.

No Offer or Solicitation

The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It

TTM will file with the SEC a registration statement on Form S-4, which will include a prospectus with respect to TTM’s shares of common stock to be issued in the Merger and a proxy statement of Viasystems in connection with the Merger between TTM and Viasystems (the “Proxy Statement/Prospectus”). The Proxy Statement/Prospectus will be sent or given to the stockholders of Viasystems and will contain important information about the Merger and related matters. VIASYSTEMS’ SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Proxy Statement/Prospectus and other relevant materials (when they become available) and any other documents filed by TTM or Viasystems with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the Proxy Statement/Prospectus from TTM or Viasystems by contacting either (1) Investor Relations by mail at TTM Technologies, Inc., 1665 Scenic Avenue, Suite 250, Costa Mesa, CA 92626, Attn: Investor Relations Department, by telephone at 714-327-3000, or by going to TTM’s Investor Relations page on its corporate website at www.ttmtech.com or (2) Investor Relations by mail at Viasystems Group, Inc., 101 South Hanley Road, Suite 1800, St. Louis, MO 63105, Attn: Investor Relations Department, by telephone at 314-727-2087, or by going to Viasystems’ Investor Info page on its corporate website at www.viasystems.com.

Participants in the Solicitation

TTM and Viasystems and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Viasystems’ stockholders in connection with the Merger and may have direct or indirect interests in the Merger. Information about TTM’s directors and executive officers is set forth in TTM’s Proxy Statement on Schedule 14A for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on March 14, 2014, and its Annual Report on Form 10-K for the fiscal year ended December 30, 2013, which was filed with the SEC on February 21, 2014. These documents are available free of charge at the SEC’s website at www.sec.gov, and from TTM by contacting Investor Relations by mail at TTM Technologies, Inc., 1665 Scenic Avenue, Suite 250, Costa Mesa, CA 92626, Attn: Investor Relations Department, by telephone at 714-327-3000, or by going to TTM’s Investor Relations page on its corporate website at www.ttmtech.com. Information about Viasystems’ directors and executive officers is set forth in Viasystems’ Proxy Statement on Schedule 14A for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on March 14, 2014, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 14, 2014. These documents are available free of charge at the SEC’s website at www.sec.gov, and from Viasystems by contacting Investor Relations by mail at Viasystems Group, Inc., 101 South Hanley Road, Suite 1800, St. Louis, MO 63105, Attn: Investor Relations Department, by telephone at 314-727-2087, or by going to Viasystems’ Investor Info page on its corporate website at www.viasystems.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger will be included in the Proxy Statement/Prospectus that TTM will file with the SEC.